UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9510 Ormsby Station Road, Suite 300 Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip Code)

(502) 891-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 6, 2006, Almost Family, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2006.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

          The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

          ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

          (d)        EXHIBITS

                       99.1 Press Release dated November 6, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALMOST FAMILY, INC.

Date: November 6, 2006	By	/s/ C. Steven Guenthner

C. Steven Guenthner
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by the Company on November 6, 2006